POWER OF ATTORNEY


           KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Andrew J. Donohue or Robert G. Zack, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in their capacity as Officers of Oppenheimer Cash Reserves, Oppenheimer Champion Income Fund, Oppenheimer Capital Income Fund, Oppenheimer High Yield Fund, Oppenheimer International Bond Fund, Oppenheimer Integrity Funds, Oppenheimer Limited-Term Government Fund, Oppenheimer Main Street Funds, Inc., Oppenheimer Main Street Opportunity Fund, Oppenheimer Main Street Small Cap Fund, Oppenheimer Municipal Fund, Oppenheimer Real Asset Fund, Oppenheimer Senior Floating Rate Fund, Oppenheimer Select Managers, Oppenheimer Strategic Income Fund, Oppenheimer Total Return Fund, Inc., Oppenheimer Variable Account Funds, Panorama Series Fund, Inc., Centennial America Fund, L.P., Centennial California Tax Exempt Trust, Centennial Government Trust, Centennial Money Market Trust, Centennial New York Tax Exempt Trust and Centennial Tax Exempt Trust (the "Funds"), to sign on his behalf any and all Registration Statements (including any post-effective amendments to Registration Statements) under the Securities Act of 1933, the Investment Company Act of 1940 and any amendments and supplements thereto, and other documents in connection thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.

Dated:     December 19, 2000






-----------------
Robert G. Avis





SelectManagers\Powers







                          POWER OF ATTORNEY


           KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Andrew J. Donohue or Robert G. Zack, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in their capacity as Officers of Oppenheimer Cash Reserves, Oppenheimer Champion Income Fund, Oppenheimer Capital Income Fund, Oppenheimer High Yield Fund, Oppenheimer International Bond Fund, Oppenheimer Integrity Funds, Oppenheimer Limited-Term Government Fund, Oppenheimer Main Street Funds, Inc., Oppenheimer Main Street Opportunity Fund, Oppenheimer Main Street Small Cap Fund, Oppenheimer Municipal Fund, Oppenheimer Real Asset Fund, Oppenheimer Senior Floating Rate Fund, Oppenheimer Select Managers, Oppenheimer Strategic Income Fund, Oppenheimer Total Return Fund, Inc., Oppenheimer Variable Account Funds, Panorama Series Fund, Inc., Centennial America Fund, L.P., Centennial California Tax Exempt Trust, Centennial Government Trust, Centennial Money Market Trust, Centennial New York Tax Exempt Trust and Centennial Tax Exempt Trust (the "Funds"), to sign on his behalf any and all Registration Statements (including any post-effective amendments to Registration Statements) under the Securities Act of 1933, the Investment Company Act of 1940 and any amendments and supplements thereto, and other documents in connection thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.

Dated:     December 19, 2000




-----------------------
Robert M. Kirchner




SelectManagers/Powers

                                POWER OF ATTORNEY


           KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Andrew J. Donohue or Robert G. Zack, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in their capacity as Officers of Oppenheimer Champion Income Fund, Oppenheimer Capital Income Fund, Oppenheimer High Yield Fund, Oppenheimer International Bond Fund, Oppenheimer Integrity Funds, Oppenheimer Limited-Term Government Fund, Oppenheimer Main Street Opportunity Fund, Oppenheimer Main Street Small Cap Fund, Oppenheimer Municipal Fund, Oppenheimer Real Asset Fund, Oppenheimer Senior Floating Rate Fund, Oppenheimer Select Managers, Oppenheimer Strategic Income Fund, Oppenheimer Total Return Fund, Inc., Oppenheimer Variable Account Funds, Panorama Series Fund, Inc., (the "Funds"), to sign on his behalf any and all Registration Statements (including any post-effective amendments to Registration Statements) under the Securities Act of 1933, the Investment Company Act of 1940 and any amendments and supplements thereto, and other documents in connection thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.

Dated:     December 19, 2000




----------------------
 William Armstrong



SelectManagers/Powers

                                POWER OF ATTORNEY


           KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Andrew J. Donohue or Robert G. Zack, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in their capacity as Officers of Oppenheimer Cash Reserves, Oppenheimer Champion Income Fund, Oppenheimer Capital Income Fund, Oppenheimer High Yield Fund, Oppenheimer International Bond Fund, Oppenheimer Integrity Funds, Oppenheimer Limited-Term Government Fund, Oppenheimer Main Street Funds, Inc., Oppenheimer Main Street Opportunity Fund, Oppenheimer Main Street Small Cap Fund, Oppenheimer Municipal Fund, Oppenheimer Real Asset Fund, Oppenheimer Senior Floating Rate Fund, Oppenheimer Select Managers, Oppenheimer Strategic Income Fund, Oppenheimer Total Return Fund, Inc., Oppenheimer Variable Account Funds, Panorama Series Fund, Inc., Centennial America Fund, L.P., Centennial California Tax Exempt Trust, Centennial Government Trust, Centennial Money Market Trust, Centennial New York Tax Exempt Trust and Centennial Tax Exempt Trust (the "Funds"), to sign on his behalf any and all Registration Statements (including any post-effective amendments to Registration Statements) under the Securities Act of 1933, the Investment Company Act of 1940 and any amendments and supplements thereto, and other documents in connection thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.

Dated:     December 19, 2000





----------------
Howard Kast




SelectManagers/Powers

                                POWER OF ATTORNEY


           KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Andrew J. Donohue or Robert G. Zack, and each of them, her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for her and in their capacity as Officers of Oppenheimer Champion Income Fund, Oppenheimer Capital Income Fund, Oppenheimer High Yield Fund, Oppenheimer International Bond Fund, Oppenheimer Main Street Opportunity
Fund, Oppenheimer Main Street Small Cap Fund, Oppenheimer Municipal Fund, Oppenheimer Real Asset Fund, Oppenheimer Senior Floating Rate Fund, Oppenheimer Select Managers, Oppenheimer Strategic Income Fund, Oppenheimer Total Return Fund, Inc., Oppenheimer Variable Account Funds, (the "Funds"), to sign on her behalf any and all Registration Statements (including any post-effective amendments to Registration Statements) under the Securities Act of 1933, the Investment Company Act of 1940 and any amendments and supplements thereto, and other documents in connection thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.

Dated:     December 19, 2000




--------------------
Edward Cameron




SelectManagers\Powers

                                POWER OF ATTORNEY


           KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Andrew J. Donohue or Robert G. Zack, and each of them, her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for her and in their capacity as Officers of Oppenheimer Cash Reserves, Oppenheimer Champion Income Fund, Oppenheimer Capital Income Fund, Oppenheimer High Yield Fund, Oppenheimer International Bond Fund, Oppenheimer Integrity Funds, Oppenheimer Limited-Term Government Fund, Oppenheimer Main Street Funds, Inc., Oppenheimer Main Street Opportunity Fund, Oppenheimer Main Street Small Cap Fund, Oppenheimer Municipal Fund, Oppenheimer Real Asset Fund, Oppenheimer Senior Floating Rate Fund, Oppenheimer Select Managers, Oppenheimer Strategic Income Fund, Oppenheimer Total Return Fund, Inc., Oppenheimer Variable Account Funds, Panorama Series Fund, Inc., Centennial California Tax Exempt Trust, Centennial Government Trust, Centennial Money Market Trust, and Centennial Tax Exempt Trust (the "Funds"), to sign on her behalf any and all Registration Statements (including any post-effective amendments to Registration Statements) under the Securities Act of 1933, the Investment Company Act of 1940 and any amendments and supplements thereto, and other documents in connection thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.

Dated:     December 19, 2000




-----------------
John Fossel





SelectManagers/Powers

                                POWER OF ATTORNEY


           KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Andrew J. Donohue or Robert G. Zack, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in their capacity as Officers of Oppenheimer Cash Reserves, Oppenheimer Champion Income Fund, Oppenheimer Capital Income Fund, Oppenheimer High Yield Fund, Oppenheimer International Bond Fund, Oppenheimer Integrity Funds, Oppenheimer Limited-Term Government Fund, Oppenheimer Main Street Funds, Inc., Oppenheimer Main Street Opportunity Fund, Oppenheimer Main Street Small Cap Fund, Oppenheimer Municipal Fund, Oppenheimer Real Asset Fund, Oppenheimer Senior Floating Rate Fund, Oppenheimer Select Managers, Oppenheimer Strategic Income Fund, Oppenheimer Total Return Fund, Inc., Oppenheimer Variable Account Funds, Panorama Series Fund, Inc., Centennial America Fund, L.P., Centennial California Tax Exempt Trust, Centennial Government Trust, Centennial Money Market Trust, Centennial New York Tax Exempt Trust and Centennial Tax Exempt Trust (the "Funds"), to sign on his behalf any and all Registration Statements (including any post-effective amendments to Registration Statements) under the Securities Act of 1933, the Investment Company Act of 1940 and any amendments and supplements thereto, and other documents in connection thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.

Dated:     December 19, 2000





------------------------
Raymond Kalinowski




SelectManagers/Powers

                                POWER OF ATTORNEY


           KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Andrew J. Donohue or Robert G. Zack, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in their capacity as Officers of Oppenheimer Cash Reserves, Oppenheimer Champion Income Fund, Oppenheimer Capital Income Fund, Oppenheimer High Yield Fund, Oppenheimer International Bond Fund, Oppenheimer Integrity Funds, Oppenheimer Limited-Term Government Fund, Oppenheimer Main Street Funds, Inc., Oppenheimer Main Street Opportunity Fund, Oppenheimer Main Street Small Cap Fund, Oppenheimer Municipal Fund, Oppenheimer Real Asset Fund, Oppenheimer Senior Floating Rate Fund, Oppenheimer Select Managers, Oppenheimer Strategic Income Fund, Oppenheimer Total Return Fund, Inc., Oppenheimer Variable Account Funds, Panorama Series Fund, Inc., Centennial America Fund, L.P., Centennial California Tax Exempt Trust, Centennial Government Trust, Centennial Money Market Trust, Centennial New York Tax Exempt Trust and Centennial Tax Exempt Trust (the "Funds"), to sign on his behalf any and all Registration Statements (including any post-effective amendments to Registration Statements) under the Securities Act of 1933, the Investment Company Act of 1940 and any amendments and supplements thereto, and other documents in connection thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.

Dated:     December 19, 2000





------------------
Sam Freedman



SelectManagers/Powers

                                POWER OF ATTORNEY


           KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Andrew J. Donohue or Robert G. Zack, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in their capacity as Officers of Oppenheimer Cash Reserves, Oppenheimer Champion Income Fund, Oppenheimer Capital Income Fund, Oppenheimer High Yield Fund, Oppenheimer International Bond Fund, Oppenheimer Integrity Funds, Oppenheimer Limited-Term Government Fund, Oppenheimer Main Street Funds, Inc., Oppenheimer Main Street Opportunity Fund, Oppenheimer Main Street Small Cap Fund, Oppenheimer Municipal Fund, Oppenheimer Real Asset Fund, Oppenheimer Senior Floating Rate Fund, Oppenheimer Select Managers, Oppenheimer Strategic Income Fund, Oppenheimer Total Return Fund, Inc., Oppenheimer Variable Account Funds, Panorama Series Fund, Inc., Centennial America Fund, L.P., Centennial California Tax Exempt Trust, Centennial Government Trust, Centennial Money Market Trust, Centennial New York Tax Exempt Trust and Centennial Tax Exempt Trust (the "Funds"), to sign on his behalf any and all Registration Statements (including any post-effective amendments to Registration Statements) under the Securities Act of 1933, the Investment Company Act of 1940 and any amendments and supplements thereto, and other documents in connection thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.

Dated:     December 19, 2000





--------------------
 James Swain



SelectManagers\Powers

                                POWER OF ATTORNEY


           KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Andrew J. Donohue or Robert G. Zack, and each of them, her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for her and in their capacity as Officers of Oppenheimer Cash Reserves, Oppenheimer Champion Income Fund, Oppenheimer Capital Income Fund, Oppenheimer High Yield Fund, Oppenheimer International Bond Fund, Oppenheimer Limited-Term Government Fund, Oppenheimer Main Street Funds, Inc., Oppenheimer Main Street Opportunity Fund, Oppenheimer Main Street Small Cap Fund, Oppenheimer Municipal Fund, Oppenheimer Real Asset Fund, Oppenheimer Senior Floating Rate Fund, Oppenheimer Select Managers, Oppenheimer Strategic Income Fund, Oppenheimer Total Return Fund, Inc., Oppenheimer Variable Account Funds, Panorama Series Fund, Inc., Centennial America Fund, L.P., Centennial California Tax Exempt Trust, Centennial Government Trust, Centennial Money Market Trust, Centennial New York Tax Exempt Trust and Centennial Tax Exempt Trust (the "Funds"), to sign on his behalf any and all Registration Statements (including any post-effective amendments to Registration Statements) under the Securities Act of 1933, the Investment Company Act of 1940 and any amendments and supplements thereto, and other documents in connection thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.


Dated:     December 19, 2000





--------------------
Bridget Macaskill




SelectManagers/Powers

                                POWER OF ATTORNEY


           KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Andrew J. Donohue or Robert G. Zack, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in their capacity as Officers of Oppenheimer Cash Reserves, Oppenheimer Champion Income Fund, Oppenheimer Capital Income Fund, Oppenheimer High Yield Fund, Oppenheimer International Bond Fund, Oppenheimer Limited-Term Government Fund, Oppenheimer Main Street Funds, Inc., Oppenheimer Main Street Opportunity Fund, Oppenheimer Main Street Small Cap Fund, Oppenheimer Municipal Fund, Oppenheimer Real Asset Fund, Oppenheimer Senior Floating Rate Fund, Oppenheimer Select Managers, Oppenheimer Strategic Income Fund, Oppenheimer Total Return Fund, Inc., Oppenheimer Variable Account Funds, Panorama Series Fund, Inc., Centennial America Fund, L.P., Centennial California Tax Exempt Trust, Centennial Government Trust, Centennial Money Market Trust, and Centennial Tax Exempt Trust (the "Funds"), to sign on his behalf any and all Registration Statements (including any post-effective amendments to Registration Statements) under the Securities Act of 1933, the Investment Company Act of 1940 and any amendments and supplements thereto, and other documents in connection thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.

Dated:     December 19, 2000





--------------------
George Bowen



SelectManagers/Powers

                                POWER OF ATTORNEY


           KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Andrew J. Donohue or Robert G. Zack, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in their capacity as Officers of Oppenheimer Champion Income Fund, Oppenheimer Capital Income Fund, Oppenheimer High Yield Fund, Oppenheimer International Bond Fund, Oppenheimer Main Street Opportunity
Fund, Oppenheimer Main Street Small Cap Fund, Oppenheimer Real Asset Fund, Oppenheimer Senior Floating Rate Fund, Oppenheimer Select Managers, Oppenheimer Strategic Income Fund, Oppenheimer Total Return Fund, Inc., Oppenheimer Variable Account Funds, (the "Funds"), to sign on his behalf any and all Registration Statements (including any post-effective amendments to Registration Statements) under the Securities Act of 1933, the Investment Company Act of 1940 and any amendments and supplements thereto, and other documents in connection thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.

Dated:     December 19, 2000





----------------------
William Marshall, Jr.



SelectManagers/Powers